UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2011

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 12, 2011, Pharmacyclics, Inc. (the “Company”) announced interim results from an ongoing Phase II trial of the selective irreversible Bruton's tyrosine kinase (BTK) inhibitor PCI-32765 in MCL, which results were presented at the 2011 Annual Meeting of the American Society of Hematology (“ASH”) on December 12, 2011 in a presentation by Dr. Michael Wang titled The Bruton's Tyrosine Kinase Inhibitor PCI-32765 is Highly Active As Single-Agent Therapy in Previously-Treated Mantle Cell Lymphoma (MCL): Preliminary Results of a Phase II Trial (the “Wang Presentation”).  The foregoing description is qualified in its entirety by reference to the Company’s press release dated December 12, 2011 and the Wang Presentation, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and which are incorporated herein by reference.

On December 13, 2011, the Company announced updated results of a Phase Ib/II trial of the selective irreversible Bruton's tyrosine kinase (BTK) inhibitor, PCI-32765, for the treatment of patients with relapsed or refractory chronic lymphocytic leukemia (CLL)/small lymphocytic lymphoma (SLL), which results were presented at ASH on December 13, 2011 in a presentation by Dr. Susan O’Brien titled The Bruton's Tyrosine Kinase (BTK) Inhibitor PCI-32765 Induces Durable Responses in Relapsed or Refractory (R/R) Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Follow-up of a Phase Ib/II Study (the “O’Brien Presentation”).  The foregoing description is qualified in its entirety by reference to the Company’s press release dated December 13, 2011 and the O’Brien Presentation, copies of which are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively, and which are incorporated herein by reference.

The Company will host a conference call to discuss the results discussed herein and in the press releases and presentations attached hereto on Wednesday, December 14, 2011 at 4:30 p.m. Eastern Time.

The information in this Item 7.01 to this Current Report on Form 8-K, and the related exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.  This Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 12, 2011.
99.2	Presentation by Dr. Michael Wang.
99.3	Press Release dated December 13, 2011.
99.4	Presentation by Dr. Susan O’Brien.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 14, 2011

PHARMACYCLICS, INC.

By:	/s/ Rainer M. Erdtmann
Name: Rainer M. Erdtmann
Title: Vice President, Finance & Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 12, 2011.
99.2	Presentation by Dr. Michael Wang.
99.3	Press Release dated December 13, 2011.
99.4	Presentation by Dr. Susan O’Brien.